UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2015, the Board of Directors of U.S. Concrete, Inc. approved an amendment to Section 1.7(d) of the Third Amended and Restated Bylaws of U.S. Concrete, Inc. (the “Bylaws”), effective immediately, to provide for majority voting in uncontested elections of directors.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
3.1	Amendment No. 1 to Third Amended and Restated Bylaws of U.S. Concrete, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 20, 2015	By:	/s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit
3.1	Amendment No. 1 to Third Amended and Restated Bylaws of U.S. Concrete, Inc.